EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement of Cardia, Inc. on Form S-8 pertaining to the Cardia, Inc. 1999 Omnibus Stock Incentive Plan of our report dated March 18, 1999, appearing in the Annual Report on Form 10-KSB, as amended by Form 10-KSB/A, of Cardia, Inc. for the fiscal year ended December 31, 1999.




                                                /s/ PriceWaterhouse Coopers LLP
                                                PRICEWATERHOUSE COOPERS LLP




Minneapolis, Minnesota
August 11, 2000


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